                    575,000 SECURE PRINCIPAL ENERGY RECEIPTS


                  DEPOSITARY UNITS CONSISTING OF INTERESTS IN

                             SANTA FE ENERGY TRUST

                                      AND

                           U.S. TREASURY OBLIGATIONS


                             UNDERWRITING AGREEMENT


                                                               February __, 1994



LEHMAN BROTHERS INC.
3 World Financial Center
200 Vesey Street
New York, New York 10285

Dear Sirs:

                 Santa Fe Energy Resources, Inc., a Delaware corporation (the "Company"), proposes to sell 575,000 Secure Principal Energy Receipts (the "Depositary Units") to Lehman Brothers Inc. (the "Underwriter"). Each Depositary Unit consists of beneficial ownership of one unit of undivided beneficial interest (a "Trust Unit") in Santa Fe Energy Trust, a grantor trust formed by the Company under the laws of Texas (the "Trust") to hold royalty interests in certain oil and gas properties owned by the Company (the "Royalty Properties") and a beneficial ownership interest in a zero coupon United States Treasury obligation maturing on February 15, 2008 (the "Treasury Obligation") in a face amount equal to $20 per Depositary Unit. The Depositary Units will be evidenced by Secure Principal Energy Receipts (the "Certificates"). The Certificates will be issued and transferable only in denominations of 50 Depositary Units or integral multiples thereof. The Trust Units and Treasury Obligations together have been deposited with Texas Commerce Bank National Association, as depositary (the "Depositary"), and will be represented by the Certificates.

                 This is to confirm the agreement concerning the purchase of the Depositary Units from the Company by the Underwriter.

                 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                          (a) A registration statement on Form S-3 with respect to the Depositary Units has (i) been prepared by the Company and the Trust in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement have been delivered by the Company to you as the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
                 Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
                 Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein.

                          (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (d) The Company and each of its subsidiaries that have conveyed any of the Royalty Properties to the Trust (collectively, the "Significant Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; none of the domestic subsidiaries of the Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

                          (e) The Trust has been duly formed and is validly existing as a grantor trust under the laws of the State of Texas for the purpose of holding the Royalty Interests (as defined in the Prospectus), with full trust power and authority to own its properties as described in the Prospectus.

                          (f)  Each of the trust agreement (the "Trust
                 Agreement"), between the Company and Texas Commerce Bank National Association, as trustee (the "Trustee") and the deposit agreement (the "Deposit Agreement"), among the Company, the Depositary and the Trustee has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability of each may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the Trust Units have been duly authorized by the Trust and are duly and validly issued and outstanding, fully paid and non-assessable, and constitute valid and binding obligations of the Trust entitled to the benefits of the Trust Agreement and enforceable in accordance with their terms, except as the enforceability of each may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Depositary Units have been duly authorized and are duly and validly issued and outstanding and constitute valid and binding obligations of the Depositary entitled to the benefits of the Deposit Agreement and enforceable in accordance with its terms, except as the enforceability of each may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. The Trust Units and the Depositary Units, conform in all material respects to the descriptions thereof contained in the Prospectus.

                          (g) The execution, delivery and performance of this Agreement, by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, the Trust Agreement, the Deposit Agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significan Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by- laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of it Significant Subsidiaries or any of their properties or assets; and except for the registration of the Trust Units and the Depositary Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Depositary Units by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                          (h) Except to the extent described in the Prospectus or the documents incorporated by reference therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (i) The Company and its Significant Subsidiaries taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, except to the extent described in the Prospectus or the documents incorporated by reference therein, since such date, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the Royalty Properties, taken as a whole, or the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole.

                          (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                          (k) Price Waterhouse, who have certified certain financial statements of the Company and the Trust and whose reports appear in the Prospectus or are incorporated by reference therein, is an independent public accountants as required by the Securities Act and the Rules and Regulations, and was an independent accountant as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated in the Prospectus.

                          (l) The information supplied by the Company to Ryder Scott Company ("Ryder Scott"), independent petroleum engineers, for purposes of preparing the reserve reports and estimates of Ryder Scott included in the Registration Statement, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Ryder Scott, whose report on reserves is attached as Appendix A to the Prospectus were, as of the date of such report, and are, as of the date hereof, independent petroleum engineers with respect to the Trust and the Company.


                          (m)  (i)  The Company and or its Significant
                 Subsidiaries, as the case may be, have good and defensible title to the Royalty Properties free and clear of all liens, encumbrances and defects except (A) those described in the Prospectus or in the information incorporated by reference therein; (B) royalties and other burdens and obligations, expressed and implied, under oil and gas leases; (C) the Royalty Interests; (D) contractual obligations arising under operating agreements, farmout agreements and production sales contracts; (E) liens that arise in the normal course of operations that are not yet due, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements;
                 (F) pooling, unitization and communitization agreements, declarations and orders; and (G) liens, encumbrances and defects, none of which in the aggregate materially affect the value of the Royalty Properties and do not materially interfere with the Royalty Interests or the use made and proposed to be made of such property by the Company and its Significant Subsidiaries; all contracts, agreements or underlying leases, which comprise a portion of the Royalty Properties and which individually or in the aggregate are material to the Royalty Properties taken as a whole, are in full force and effect, the Company has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto; (ii) the working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Royalty Properties held by the Company reflect in all materials respects the right of the Company to explore or receive production from such Royalty Properties and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons; and (iii), the Trust has good and defensible title to the Royalty Interests (as defined in the Prospectus), free and clear of all liens, encumbrances and defects, except liens securing taxes and other governmental charges and liens not yet due, encumbrances and defects that do not in the aggregate materially affect the value of the Royalty Interests.

                          (n) Each of the Conveyances (as defined in the Prospectus) has been duly authorized, executed and delivered by the Company to the Trust, and (assuming due execution and delivery by the Trustee) constitute valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as the enforceability of each may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the form of each of the Conveyances complied, at the time such Conveyance was recorded or filed with the laws of the state in which such Conveyance was recorded or filed, including all applicable recording, filing and registration laws and regulations, and is adequate and sufficient to transfer title to the Royalty Interests to the Trust; the recording of the Conveyances (other than the Louisiana Conveyance, as defined in the Prospectus) in the real property records in each county where the Royalty Properties are located is sufficient to impart notice of the contents thereof, and all subsequent purchasers or creditors of the Company will be deemed to purchase with notice of and subject to such Royalty Interests; the registration of the Louisiana Conveyance under the Louisiana registry records and the recordation of a mortgage on the underlying leaseholds or royalty interests of the Company in the Royalty Properties recorded in each parish in Louisiana where Royalty Properties are located, which mortgage secures the Louisiana Conveyance, are sufficient to impart notice of the contents thereof, and all subsequent purchasers or creditors of the Company will be deemed to purchase with notice of and subject to such Royalty Interests; the Company has made all necessary recordings and filings of the Conveyances; the Conveyances conform in all material respects to the descriptions thereof in the Prospectus; all Royalty Interests which the Company was required to convey to the Trust have been completely and accurately described in the exhibits attached to the Conveyances.

                          (o) Except as described in the Prospectus or in the information incorporated by reference therein, the Company and each of its Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                          (p) Except as described in the Prospectus or in the information incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property (including, but not limited to, the Royalty Properties) or assets of the Company or any of its Significant Subsidiaries or the Royalty Interests is the subject which, if determined adversely to the Company, any of its Significant Subsidiaries or the Royalty Interests, would have a material adverse effect on the Royalty Interests or the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its Significant Subsidiaries, taken as a whole; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                          (q) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                          (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.


                          (s) Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Trust has not (i) issued or granted any Trust Units, except for the original issuance of 6,300,000 Trust Units in November 1992 (ii) incurred any liability or obligation, direct or contingent, except as permitted by the Trust Agreement or, (iii) entered into any transaction not in the ordinary course of business.


                          (t) Neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter or by-laws,
                 (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property (including, without limitation, the Royalty Properties) or to the conduct of its business.

                          (u) Other than as set forth in the Prospectus or as incorporated by reference therein, there has been no storage, disposal, generation, transportation, handling or treatment of medical wastes, hazardous wastes or hazardous substances by the Company or any of its Significant Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now owned or leased by the Company or its Significant Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which requires remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or in the reasonable judgment or belief of the Company is not likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the Royalty Properties, taken as a whole, or the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole; except as described in the Prospectus or the documents incorporated therein by reference, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release onto any of the property now owned or leased by the Company or its Significant Subsidiaries or into the environment surrounding such property of any medical wastes, solid wastes, hazardous wastes or hazardous substances by the Company or any of its Significant Subsidiaries in violation of applicable law, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which in the reasonable judgment or belief of the Company is not likely to have, singularly or in the aggregate with any such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the Royalty Properties taken as a whole or the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries taken as a whole; and the terms "hazardous wastes", "solid wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and the Resource Conservation and Recovery Act of 1976, as amended, and any similar applicable local or state laws or regulations with respect to environmental protection.

                          (v) None of the Company, any of its Significant Subsidiaries, the Trust or the Depositary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                          (w) Except for liens and encumbrances described in clauses (A), (B), (D), (E), (F) and (G) of paragraph (m) above, any and all liens or encumbrances on the Royalty Properties will be subordinated to the Royalty Interests and all future liens or encumbrances on the Royalty Properties shall be subordinate and inferior to the Royalty Interests.

                          (x) The Depositary Units are listed on the New York Stock Exchange in integral multiples of 50 Depositary Units.

                          (y) The Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement.

                 2.  Purchase of the Depositary Units by the Underwriter.


                 On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to deliver to the Underwriter the Depositary Units and the Underwriter agrees to purchase the Depositary Units.

                 The price of the Depositary Units to be paid by the
Underwriter to the Company shall be $   per Depositary Unit.


                 The Company shall not be obligated to deliver any of the Depositary Units to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Depositary Units as provided herein.

                 3.  Offering of Depositary Units by the Underwriter.

                 The Underwriter proposes to offer the Depositary Units for sale upon the terms and conditions set forth in the Prospectus.

                 4.  Delivery of and Payment for the Depositary Units.


                 Delivery of and payment for the Depositary Units shall be made at the office of Lehman Brothers Inc., 388 Greenwich Street (Cashier's Window, Main Level), New York, New York 10013, at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriter and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver the Certificates representing the Depositary Units duly endorsed for transfer to the Underwriter against payment to the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Depositary Units shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Certificates for the Depositary Units, the Company shall make the Certificates representing the Depositary Units available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                 5.  Further Agreements of the Company.  The Company agrees:

                          (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly and use its reasonable efforts to cause the Trust to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Trust, as the case may be, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Depositary Units; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Depositary Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

                          (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                          (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and
                 (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Depositary Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Depositary Units at any time nine months or more after the Effective Time, upon the request of the Underwriter but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as they may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act;

                          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

                          (e) Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent will not be unreasonably withheld;

                          (f) As soon as practicable after the Effective Date, to make generally available to the holders of the Depositary Units and to deliver to the Underwriter earnings statements of both the Company and the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                          (g) For a period of five years following the Effective Date, to furnish to the Underwriter copies of all materials furnished by the Company or the Trust to holders of the Depositary Units and all public reports and all reports and financial statements furnished by the Company relating to the Depositary Units to the principal national securities exchange upon which the Depositary Units are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                          (h) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Depositary Units for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Depositary Units; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and

                          (i) To take such steps as the Company determines to be reasonably necessary to ensure that the Company, its Significant Subsidiaries, the Trust and the Depositary shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                 6. Expenses. The Company agrees to pay (a) the costs incident to the sale and delivery of the Depositary Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Depositary Units; (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Trust Units and the Depositary Units under the securities laws of the several jurisdictions as provided in Section 5(h) hereof and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 10, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Depositary Units which it may sell and the expenses of advertising any offering of the Depositary Units made by the Underwriter.

                 7. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                          (b) The Underwriter shall not have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

                          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Units, the Depositary Units, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                          (d) Andrews & Kurth L.L.P. shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                                  (i)    The Company and each of the
                          Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                                 (ii) The Trust has been duly formed and is validly existing as a grantor trust under the laws of the State of Texas, with full trust power and authority to own its properties as described in the Prospectus;

                                (iii)    This Agreement has been duly
                          authorized, executed and delivered by the Company; each of the Trust Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Trustee and the Depositary, respectively) constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the Trust Units have been duly authorized by the Trust and are duly and validly issued and outstanding, fully paid and non-assessable, and constitute valid and binding obligations of the Trust entitled to the benefits of the Trust Agreement and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Depositary Units have been duly authorized and are duly and validly issued and outstanding and constitute valid and binding obligations of the Depositary entitled to the benefits of the Deposit Agreement and enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. The Trust Units and the Depositary Units conform in all material respects to the descriptions thereof contained in the Prospectus;

                                 (iv) Each of the Conveyances have been duly authorized, executed and delivered by the Company to the Trust and (assuming due execution and delivery by the Trustee) constitute valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; the form of each of the Conveyances filed in Texas was adequate and sufficient at the time such Conveyance was executed and delivered by the Company in Texas under the laws of Texas to transfer title to the Royalty Interests to the Trust and complied, at the time such Conveyance was filed, with all laws and regulations of Texas relating to recording, filing and registration; the recording of the Conveyances in the appropriate real property records in each county in Texas where the Royalty Properties are located is sufficient to provide the Trust the maximum protections afforded under the recordation laws of Texas against purchasers or creditors of the Company and the Significant Subsidiaries subsequently acquiring interests in the Royalty Properties, and such purchasers and creditors of the Company will be deemed to purchase with notice of, and subject to, such Royalty Interests; the

                          Company has made all necessary recordings and filings of the Conveyances in Texas; the Conveyances conform in all material respects to the descriptions thereof in the Prospectus;

                                  (v)    The Registration Statement was
                          declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                                 (vi)    The Registration Statement and the
                          Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related schedules, other financial data, and information pertaining to natural resource reserves that is referred to, included in or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date (other than the financial statements and related schedules, other financial data, and information pertaining to natural resource reserves that is referred to, included in or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                                (vii)    The statements contained in the
                          Prospectus under the caption "Federal Income Tax Consequences", insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                               (viii) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                                 (ix) The sale of the Depositary Units being delivered on the Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of

                                                                              17
                          the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement, the Deposit Agreement, or any indenture, mortgage, deed of trust or loan agreement (collectively, the "Santa Fe Instruments") to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property (including, without limitation, the Royalty Properties) or assets of the Company or any of its Significant Subsidiaries is subject (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, copies of which shall be forwarded to you, provided that such counsel shall state that they believe that both the Underwriter and they are justified in relying upon such certificates), nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries, nor will such actions result in any violation of any statute or any rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Trust Units and the Depositary Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Trust Units and the Depositary Units by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;


                                (x) To such counsel's knowledge and except as described or incorporated by reference in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company or its Significant Subsidiaries, copies of which shall be forwarded to you, provided that such counsel shall state that they believe that both the Underwriter and they are justified in relying upon such certificates), and



                                (xi) Neither the Depositary, the Trust nor the depositary arrangement is required to register as an investment company within the meaning of the Investment Company Act of 1940.


                 In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the States of Texas, New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Delivery Date, in form and substance satisfactory to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis (although the Company is also represented by its General Counsel and, on certain other matters, by other counsel), has acted as counsel to the Company in connection with certain previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or
                 (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to the Delivery Date, when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of (i) the financial statements and related schedules or other financial data included or incorporated by reference therein and information included or incorporated by reference therein that pertains or relates to estimated natural resource reserves, the estimated future net revenues therefrom or the discounted present value of such estimated future net revenues and (ii) the statements contained in the Registration Statement or the Prospectus except for the statements (a) made in the Prospectus under the captions "The Royalty Properties--Regulation of Oil and Gas" and "--Environmental Regulation", "Federal Income Tax Consequences", "ERISA Considerations", "State Tax Considerations", "Description of the Trust and the Trust Agreement" and "Description of the Depositary Units" insofar as such statements relate to the Depositary Units and concern legal matters.

        (e) Andrews & Kurth L.L.P. shall have furnished to the Underwriter its written opinion, as tax counsel to the Company, addressed to the Underwriter and dated the Delivery date, in form and substance reasonably satisfactory to the Underwriter, relating to matters set forth in the Prospectus under the caption "Federal Income Tax Consequences".

        (f) David L. Hicks, Esq., shall have furnished to the Underwriter a written opinion, as General Counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                (i) To such counsel's knowledge and other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property (including, without limitation, the Royalty Properties) or assets of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would have a material adverse effect on the Royalty Properties, taken as a whole, or the consolidated financial position, stockholders' equity, results of operations or business of the Company and its Significant Subsidiaries, taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (ii) The Company and each of the Significant Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its Significant Subsidiaries taken as a whole);



                (iii) The sale of the Depositary Units being delivered on the Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement or instrument other than the Santa Fe Instruments known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property (including, without limitation, the Royalty Properties) or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of any order, known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or assets; and
[/R]

                                 (iv)    Neither the Company nor any of
                          its Significant Subsidiaries (a) is in violation of its charter or by-laws, (b) is in default in any material respect, and to such counsel's knowledge no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which it is a party or by which it is bound or to which any of its properties or assets is subject or
                          (c) to such counsel's knowledge and except as described or incorporated by reference in the Prospectus is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property (including, without limitation, the Royalty Properties) or to the conduct of its business;




                          (g)  The Company shall have furnished to the
                 Underwriter a letter (as used in this paragraph, the "bring-down letter") of Price Waterhouse, addressed to the Underwriter and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter (as used in this paragraph, the "initial letter"), delivered to the Underwriter concurrently with the execution of this Agreement and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                          (h)  The Company shall have furnished to the
                 Underwriter a letter of Ryder Scott, addressed to the Underwriter and dated, the Delivery Date confirming that they are independent petroleum engineers with respect to the Company, and stating, as of the date of such letter, the conclusions and findings of such firm with respect to the information and other matters covered by their letter delivered to the Underwriters concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.


                          (i)  The Company shall have furnished to the
                 Underwriter a certificate, dated the Delivery Date, of its President or a Vice President and its chief financial officer stating that:


                                  (i)    The representations, warranties and
                          agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(j) have been fulfilled; and

                                 (ii)    They have carefully examined the
                          Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary, in light of the circumstances under which made, to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

                          (j) (i) Neither the Royalty Properties nor the Company and its Significant Subsidiaries, taken as a whole, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or any development involving a prospective change, in or affecting any of the Royalty Properties or the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, taken as a whole otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Depositary Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

                          (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:
                 (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the Depositary Units being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

                          (l) The Depositary Units are listed on the New York Stock Exchange in integral multiples of 50 Depositary Units.


                          (m) The Trustee shall have furnished a certificate to the Underwriter, dated the Delivery Date, stating that (i) since the date the Trust was formed through the date thereof, and except as may otherwise be disclosed in the Prospectus, the Trust has not (a) issued or granted any Trust Units, except for the original issuance of 6,300,000 Trust Units in November 1992 (b) incurred any liability or obligation, direct or contingent, other than as permitted in the Trust Agreement, (c) entered into any transaction not in the ordinary course of business other than as permitted in the Trust Agreement, (ii) the Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement (iii) the Trust has filed and will file with the Commission all documents required to be filed on behalf of the Trust under the Exchange Act and (iv) as to such other matters concerning the Trust Agreement, the Trustee and the issuance of the Trust Units as the Underwriter may reasonably request.

                          (n)   The Depositary shall have furnished a
                 certificate to the Underwriter, dated the Delivery Date, as to such matters concerning the

                 Depositary Agreement, the Depositary, the Depositary Units, the Treasury Obligations and the Certificates as the Underwriter may reasonably request.

                    All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

                 8.       Indemnification and Contribution.

                 (a) The Company shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Depositary Units), to which the Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of the Underwriter or any person controlling the Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Depositary Units to any person by the Underwriter if the Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from noncompliance by the Company with Section 5(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any controlling person of the Underwriter.

                 (b) The Underwriter shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, and shall reimburse the Company, any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company, any such director, officer or controlling person.


                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent the Underwriter and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company under this
Section 8 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter and its controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company

Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.



                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Depositary Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Depositary Units purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter with respect to the Depositary Units purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Depositary Units underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                 (e) The Underwriter confirms that the statements with respect to the public offering of the Depositary Units set forth on the cover page of, the last paragraph on the second page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

                 9.       Termination.

                 The obligations of the Underwriter hereunder may be terminated by by notice given to and received by the Company prior to delivery of and payment for the Depositary Units if, prior to that time, any of the events described in Sections 7(j) or 7(k) shall have occurred or if the Underwriter shall decline to purchase the Depositary Units for any reason permitted under this Agreement.

                 10. Reimbursement of Underwriter's Expenses. If the Company shall fail to tender the Depositary Units for delivery to the Underwriter for any reason permitted under this Agreement or the Underwriter shall decline to purchase the Depositary Units for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 9 hereof) the Company shall reimburse the Underwriter for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Depositary Units, and upon demand the Company shall pay the full amount thereof to the Underwriter.

                 11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                          (a) if to the Underwriter, shall be delivered or sent
                 by mail, telex or facsimile transmission to Lehman Brothers Inc., 3 World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Syndicate Department (Fax:
                 212-528- 8822);

                          (b) if to the Company, shall be delivered or sent by
                 mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
                 David L. Hicks (Fax:  713-268-5341);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.


                 12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, and its successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of
Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
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                 13.  Survival.  The respective indemnities, representations, warranties and agreements of the Company and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Depositary Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                 14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing correctly sets forth the agreement between the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                     SANTA FE ENERGY RESOURCES, INC.

                                     By ________________________________________
                                        Title:

Accepted:

LEHMAN BROTHERS INC.

By _____________________________________
         Authorized Representative
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